                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 17, 2006

                      IDEA SPORTS ENTERTAINMENT GROUP, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-23100                  22-2649848
          --------                     -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              file number)            Identification No.)


                   4514 Cole Ave, Suite 200A, Dallas, TX 75205
                   -------------------------------------------
                    (Address of principal executive offices)



                          P.O. Box 26, Santee, SC 29142
                          -----------------------------
                 (Former address of principal executive offices)

                                 (469) 385-9848
                                 --------------
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8         OTHER EVENTS

ITEM 8.01.        OTHER EVENTS

At December 31, 2005, the Company had $3,517,537 in convertible debentures in default, including accrued interest in the amount of $658,523. On March 17, 2006, the Company received notification from holders of over $2,000,000 in convertible debentures that they were going to foreclose on the assets of the Company as a result of non-performance.

The Company is not currently in a position to defend the claim.



SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired - not applicable
         (b)      Pro Forma Financial Information - not applicable
         (c)      Exhibits - not applicable



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        IDEA SPORTS ENTERTAINMENT GROUP, INC.



                                        BY /S/ TERRY WASHBURN
                                           -------------------------------------
                                        TERRY WASHBURN, CHIEF EXECUTIVE OFFICER


DATE:   MARCH 20, 2006